1 © 2015 Oclaro, Inc. © 2015 Oclaro, Inc. Q3 FY 2015 Investor Call Greg Dougherty Chief Executive Officer May 5, 2015 Pete Mangan Chief Financial Officer

© 2015 Oclaro, Inc. Safe Harbor Statement This presentation, in association with Oclaro’s third quarter fiscal year 2015 financial results conference call, contains statements about management’s future expectations, plans or prospects of Oclaro and its business, and together with the assumptions underlying these statements, constitute forward- looking statements for the purposes of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements concerning (i) financial targets and expectations and progress toward Oclaro’s target business model, including financial guidance for the fiscal quarter ending June 27, 2015 regarding revenue, non-GAAP gross margin and Adjusted EBITDA, (ii) market interest in Oclaro’s 100G products, (iii) the impact of the recent acquisition by Ushio Opto of Oclaro’s industrial and consumer business and (iv) Oclaro’s future financial performance and operating prospects. Such statements can be identified by the fact that they do not relate strictly to historical or current facts and may contain words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “will,” “should,” “outlook,” “could,” “target,” “model,” and other words and terms of similar meaning in connection with any discussion of future operations or financial performance. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including (i) Oclaro's ability to timely develop, commercialize and ramp the production of new products, (ii) Oclaro's ability to increase the percentage of sales associated with its new products, (iii) Oclaro's ability to respond to evolving technologies, customer requirements and demands, and product design challenges, (iv) Oclaro's dependence on a limited number of customers for a significant percentage of its revenues, (v) Oclaro's ability to maintain strong relationships with certain customers, (vi) the effects of fluctuating product mix on Oclaro's results, (vii) competition and pricing pressure, (viii) Oclaro's ability to effectively manage its inventory, (ix) Oclaro's ability to meet or exceed its gross margin expectations, (x) the effects of fluctuations in foreign currency exchange rates, (xi) Oclaro’s ability to maintain or increase its cash reserves and obtain debt or equity-based financing on acceptable terms or at all, (xii) the future performance of Oclaro and its ability to effectively restructure its operations and business, (xiii) Oclaro's ability to effectively compete with companies that have greater name recognition, broader customer relationships and substantially greater financial, technical and marketing resources, (xiv) Oclaro's ability to timely capitalize on any increase in market demand, (xv) Oclaro’s ability to service and repay its outstanding indebtedness pursuant to the terms of the applicable agreements, (xvi) the potential inability to realize the expected benefits of asset dispositions, (xvii) the sale of businesses which may or may not arise in connection with executing Oclaro's restructuring plans, (xviii) Oclaro's ability to reduce costs and operating expenses, (xix) increased costs related to downsizing and compliance with regulatory and legal requirements in connection with such downsizing, (xx) the risks associated with Oclaro's international operations, (xxi) the impact of continued uncertainty in world financial markets and any resulting reduction in demand for Oclaro's products, (xxii) the outcome of tax audits or similar proceedings, (xxiii) the outcome of pending litigation against Oclaro, and (xxiv) other factors described in Oclaro’s most recent annual report on Form 10-K, quarterly report on Form 10-Q and other documents it periodically files with the SEC. The forward-looking statements included in this announcement represent Oclaro’s view as of the date of this announcement. Oclaro anticipates that subsequent events and developments may cause Oclaro’s views and expectations to change. Oclaro specifically disclaims any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this press release.

© 2015 Oclaro, Inc. Financial Results $ in Millions Q314 Q215 Q315 Total Revenues 95.4 86.8 83.0 Gross Profit (Non-GAAP) (1) 11.7 14.3 13.1 Gross Margin % 12.3% 16.5% 15.8% R&D (non-GAAP) 14.2 11.3 11.3 SG&A (non-GAAP) 14.9 12.9 11.3 Non-GAAP Operating Income (Loss) (17.5) (9.8) (9.5) Adjusted EBITDA (12.3) (5.5) (5.3) (1) See reconciliation to comparable GAAP numbers in financial tables of press release dated May 5, 2015.

© 2015 Oclaro, Inc. Revenue by Product Group (1) Business sold on October 27, 2014 $ in Millions Q314 Q414 Q115 Q215 Q315 100G Transmission 19.0 24.3 21.3 33.7 30.2 40G Transmission 25.2 24.5 22.2 19.3 19.0 10G & Lower Transmission 43.6 39.4 38.2 32.0 33.8 Industrial and Consumer (1) 7.6 7.7 7.5 1.8 — Total Revenues 95.4 95.9 89.2 86.8 83.0 Percent of Total 100G Transmission 20% 25% 24% 39% 36% 40G Transmission 26% 26% 25% 22% 23% 10G & Lower Transmission 46% 41% 43% 37% 41% Industrial and Consumer 8% 8% 8% 2% —% $ in Millions Q314 Q414 Q115 Q215 Q315 Datacom 40.2 44.2 37.7 40.2 38.0 Telecom 47.6 44.0 44.0 44.8 45.0 Industrial and Consumer (1) 7.6 7.7 7.5 1.8 — Total Revenues 95.4 95.9 89.2 86.8 83.0 Percent of Total Datacom 42% 46% 42% 46% 46% Telecom 50% 46% 49% 52% 54% Industrial and Consumer 8% 8% 8% 2% —%

© 2015 Oclaro, Inc. Q4 FY2015 Guidance* $ in Millions Guidance Ranges Revenues $77 million - $83 million Non-GAAP Gross Margin % 15% – 19% Adjusted EBITDA ($6 million) – ($2 million) *Guidance provided on May 5, 2015 for the quarter ending June 27, 2015.

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